UBS PACE® Select Advisors Trust

UBS PACE® Government Securities Fixed Income Investments

UBS PACE® Intermediate Fixed Income Investments

UBS PACE® Strategic Fixed Income Investments

UBS PACE® Municipal Fixed Income Investments

UBS PACE® Global Fixed Income Investments

UBS PACE® High Yield Investments

UBS PACE® Large Co Value Equity Investments

UBS PACE® Large Co Growth Equity Investments

UBS PACE® Small/Medium Co Value Equity Investments

UBS PACE® Small/Medium Co Growth Equity Investments

UBS PACE® International Equity Investments

UBS PACE® International Emerging Markets Equity Investments

UBS PACE® Global Real Estate Securities Investments

UBS PACE® Alternative Strategies Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and Statement of Additional Information ("SAI"), each dated November 28, 2009

May 25, 2010

ZS-415

Dear Investor,

The purpose of this supplement is to update information regarding the above named funds (collectively, the "funds").

I.  UBS PACE Large Co Growth Equity Investments

A significant service you receive with UBS PACE Select Advisors Trust (the "Trust") is the on-going review and due diligence by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") of the Trust's investment advisors. At the recommendation of UBS Global AM, the Trust's board of trustees (the "Board") has approved the appointment of a new investment advisor, Roxbury Capital Management, LLC ("Roxbury"), for UBS PACE Large Co Growth Equity Investments. Roxbury assumed investment advisory responsibilities with respect to a separate portion of UBS PACE Large Co Growth Equity Investments effective May 25, 2010. Marsico Capital Management, LLC, SSgA Funds Management, Inc., Wellington Management Company, LLP and Delaware Management Company continue to advise separate portions of UBS PACE Large Co Growth Equity Investments as allocated by UBS Global AM and approved by the Board. Roxbury and its investment strategies are described in greater detail below.

As a result of these changes, the Prospectuses and SAI are hereby revised as follows:

The section captioned "Principal investment strategies" beginning on page 53 of the Multi-Class Prospectus and page 55 of the Class P Prospectus is revised by replacing the third full paragraph of that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisor(s) for the fund, subject to approval of the fund's board. Marsico Capital Management, LLC ("Marsico"), SSgA Funds Management, Inc. ("SSgA FM"), Wellington Management Company, LLP ("Wellington Management"), Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

The section captioned "Principal investment strategies" beginning on page 53 of the Multi-Class Prospectus and page 55 of the Class P Prospectus is revised by adding the following before the last full paragraph of that section:

In managing its portion of the fund's assets, Roxbury employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Roxbury looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Roxbury also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Roxbury's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock. Roxbury evaluates companies as private entities to determine the intrinsic worth of the business. Roxbury uses scenario analysis to determine a "margin of safety," or discount to intrinsic value, which varies depending on the stability and predictability of the business. The wider the range of potential outcomes, the higher the margin of safety required for investment. Roxbury typically sells a stock if the market price exceeds Roxbury's estimate of intrinsic value, the company's fundamentals fall short of Roxbury's investment thesis, or when there are more attractive investment alternatives. Roxbury may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant absolute and relative weights in a sector.

The section captioned "Performance" and sub-headed "Risk/return bar chart and table" on page 57 of the Multi-Class Prospectus and page 59 of the Class P Prospectus is revised by adding the following after the last sentence of the fifth full paragraph of that section:

Roxbury assumed responsibility for managing a separate portion of the fund on May 25, 2010.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Large Co Growth Equity Investments." on page 133 of the Multi-Class Prospectus and page 130 of the Class P Prospectus is revised by replacing the first full paragraph of that section in its entirety with the following:

Marsico Capital Management, LLC ("Marsico"), SSgA Funds Management, Inc. ("SSgA FM"), Wellington Management Company, LLP ("Wellington Management"), Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury") serve as investment advisors for UBS PACE® Large Co Growth Equity Investments.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Large Co Growth Equity Investments." on page 133 of the Multi-Class Prospectus and page 130 of the Class P Prospectus is revised by adding the following as the last paragraphs of that section:

Roxbury is a Delaware limited liability company located at 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343. Roxbury is a registered investment adviser founded in 1988. Roxbury offers an array of equity strategies across the market capitalization spectrum and provides equity management to a variety of clients including public funds, corporations, endowments, foundations, Taft Hartley plans and individuals. As of March 31, 2010, Roxbury had approximately $1.1 billion in assets under management. Roxbury provides various administrative, operational and business services to Mar Vista Investment Partners, LLC ("Mar Vista"), an affiliate of Roxbury that assists with the management of certain of its strategies.

Roxbury uses a team approach in its management of its portion of the fund's assets. Brian L. Massey and Silas A. Myers are the portfolio managers that are primarily responsible for the day-to-day management of the fund's assets allocated to Roxbury. Messrs. Massey and Myers have held their fund responsibilities since May 2010.

Mr. Massey is a portfolio manager. He is an associated and supervised person of Roxbury and is employed by Mar Vista, an affiliate of Roxbury. Prior to joining Mar Vista in 2007, Mr. Massey was employed as a portfolio manager and analyst at Roxbury for 10 years and was also appointed as Roxbury's Director of Research in 2003. Prior to joining Roxbury, Mr. Massey was a management consultant in KPMG Peat Marwick's Corporate Financial and Strategic Consulting Group. Mr. Massey has more than 19 years of investment experience.

Mr. Myers is a portfolio manger. He is an associated and supervised person of Roxbury and is employed by Mar Vista, an affiliate of Roxbury. Prior to joining Mar Vista in 2007, Mr. Myers was employed as a portfolio manager and analyst at Roxbury for seven years. Prior to joining Roxbury, he was an equity analyst and product specialist at Hotchkis and Wiley, where he performed in-depth industry and company analysis. Mr. Myers has more than 20 years of investment experience.

The section captioned "The funds and their investment policies" and sub-headed "UBS PACE Large Co Growth Equity Investments" beginning on page 10 of the SAI is revised by replacing the second sentence of the first full paragraph of that section in its entirety with the following:

Marsico Capital Management, LLC ("MCM"), SSgA Funds Management, Inc. ("SSgA FM"), Wellington Management Company, LLP ("Wellington Management"), Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury") serve as the fund's investment advisors.

The section captioned "The funds and their investment policies" and sub-headed "UBS PACE Large Co Growth Equity Investments" beginning on page 10 of the SAI is revised by adding the following as the last sentences of the second full paragraph of that section:

In managing its portion of the fund's assets, Roxbury employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value.

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE Large Co Growth Equity Investments" beginning on page 97 of the SAI is revised by replacing the first full paragraph of that section in its entirety with the following:

Under the current Advisory Agreements for this fund with Marsico Capital Management, LLC ("MCM"), SSgA Funds Management, Inc. ("SSgA FM"), Wellington Management Company, LLP ("Wellington Management"), Delaware Management Company ("Delaware") and Roxbury Capital Management, LLC ("Roxbury"), UBS Global AM (not the fund) pays each of MCM and Wellington Management a fee in the annual amount of 0.30% of the average daily net assets that they manage; SSgA FM a fee in the annual amount of 0.15% of the average daily net assets that it manages; Delaware a fee in the amount of 0.40% of the average daily net assets that it manages; and Roxbury a fee in the amount of 0.25% of the fund's average daily net assets that it manages up to and including $250 million and 0.20% of the average daily net assets that it manages above $250 million. For the fiscal years ended July 31, 2009, July 31, 2008, and July 31, 2007, UBS Global AM paid or accrued aggregate investment advisory fees to Delaware, GE Asset Management Incorporated (a former investment advisor for the fund until May 31, 2007), MCM, SSgA FM and Wellington Management of $2,575,497, $3,779,135 and $3,144,265, respectively. Roxbury was not yet serving as an investment advisor for the fund, and neither UBS Global AM nor UBS Global AM (US) paid or accrued investment advisory fees to Roxbury, during those periods. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE Large Co Growth Equity Investments" beginning on page 97 of the SAI is revised by adding the following as the last full paragraph of that section:

Roxbury is a Delaware limited liability company. WT Investments, Inc., a wholly owned subsidiary of Wilmington Trust Corporation ("Wilmington"), owns 100% of the preferred interests of Roxbury. The common interests of Roxbury are owned primarily by Roxbury Capital Management, a California corporation, Wilmington and Anthony H. Browne, the principal of related trusts.

In the section captioned "Proxy voting polices and procedures" the sub-heading "UBS PACE Large Co Growth Equity Investments—Marsico Capital Management, LLC, SSgA Funds Management, Inc.,

Wellington Management Company, LLP and Delaware Management Company" on page 129 of the SAI is revised by replacing the sub-heading in its entirety with the following:

UBS PACE Large Co Growth Equity Investments—Marsico Capital Management, LLC, SSgA Funds Management, Inc., Wellington Management Company, LLP, Delaware Management Company and Roxbury Capital Management, LLC

The section captioned "Proxy voting policies and procedures" and sub-headed "UBS PACE Large Co Growth Equity Investments—Marsico Capital Management, LLC, SSgA Funds Management, Inc., Wellington Management Company, LLP and Delaware Management Company" beginning on page 129 of the SAI is revised by adding the following after the last full paragraph of that section:

Roxbury Capital Management, LLC. The fund has delegated to Roxbury the authority to vote proxies on its behalf with respect to the assets managed by Roxbury. In exercising its voting obligations, Roxbury is guided by general fiduciary principles. Roxbury believes that it must act prudently, solely in the interest of the fund, and for the purpose of providing benefits to the fund. Roxbury will consider the factors that could affect the value of the fund's investment in its determination on a vote. Roxbury has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Roxbury's proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for the fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

For example, Roxbury (i) supports policies that allow for strong corporate governance, including a majority of independent directors, and key committees that are chaired by independent board directors; (ii) supports executive and director compensation policies that appropriately align management incentives with creating long-term shareholder value; (iii) opposes policies that weaken shareholders' rights in the event of proposed mergers and acquisitions and (iv) opposes poison pills and supermajority voting requirements.

Roxbury's proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, Roxbury will submit a separate report to the fund's board or its delegate indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

In the section captioned "Portfolio managers," the heading "UBS PACE Large Co Growth Equity Investments—Marsico Capital Management, SSgA Funds Management, Inc., Wellington Management Company, LLP and Delaware Management Company" on page 168 of the SAI is revised by replacing the heading in its entirety with the following:

UBS PACE Large Co Growth Equity Investments—Marsico Capital Management, LLC, SSgA Funds Management, Inc., Wellington Management Company, LLP, Delaware Management Company and Roxbury Capital Management, LLC

The section captioned "Portfolio managers" and sub-headed "UBS PACE Large Co Growth Equity Investments—Marsico Capital Management, SSgA Funds Management, Inc., Wellington Management Company, LLP and Delaware Management Company" beginning on page 168 of the SAI is revised by adding the following after the last full paragraph of that section:

Roxbury Capital Management, LLC.

Brian L. Massey and Silas A. Myers are primarily responsible for the day-to-day management of the portion of the fund's assets allocated to Roxbury.

The following table provides information relating to other accounts managed by Messrs. Massey and Myers as of April 1, 2010:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	437
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$731
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Material conflicts of interest that may arise in connection with a portfolio manager's management of the fund's investments and investments of other accounts managed include material conflicts between the investment strategy of the portion of the fund that Roxbury manages and the investment strategy of the other accounts managed by the portfolio manager, and conflicts associated with the allocation of investment opportunities between the fund and other accounts managed by the portfolio manager may also arise.

Roxbury understands that potential material conflicts of interest exist in "side-by-side" management of similar accounts. As such, Roxbury has always had comprehensive procedures on the aggregation and allocation of transactions across accounts managed in the same investment strategy. When possible, Roxbury aggregates the same transactions in the same securities for many accounts to enhance execution. Clients in an aggregated transaction each receive the same price per share of unit, but, if they have directed brokerage to a particular broker, they may pay different commissions or may pay or receive a different price.

Certain clients may not be included in certain aggregated transactions because of cash availability, account restrictions, directed brokerage, or tax sensitivity. Roxbury utilizes a trade rotation in these situations. The allocation is conducted on a pro rata basis within each aggregated group unless the amount of the order filled is such that a pro rata allocation is not appropriate. Roxbury's code of ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.

Compensation. Roxbury's investment professionals (and those of its affiliate, Mar Vista) receive a base salary commensurate with their level of experience. Roxbury's goal is to maintain competitive base salaries through review of industry standards, market conditions and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. The objective performance criteria noted above account for a majority of the bonus calculation. The remaining component is based upon more subjective factors, including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers are reviewed on an annual basis.

Each portfolio manager's compensation includes a combination of base salary, a benefits package, and a profit sharing plan linked directly to the net income of the firm's accounts. In addition, the portfolio managers have an ownership stake in Mar Vista, through which they participate in Mar Vista's profit growth through annual profit distributions.

Ownership of shares. As of April 30, 2010, Messrs. Massey and Myers owned no shares of the fund.

II.  All Funds

Effective May 25, 2010, the minimum initial investment amount for Class Y shares of the funds is being reduced from $10 million to $5 million. The Multi-Class Prospectus and the SAI are revised as follows:

The Section captioned "Managing your fund account" and sub-headed "Class A shares" on page 114 of the Multi-Class Prospectus is revised by replacing the second full paragraph in its entirety with the following:

If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class Y shares, which have lower ongoing expenses.

The Section captioned "Managing your fund account" and sub-headed "Class Y shares" on page 119 of the Multi-Class Prospectus is revised by replacing the first full paragraph in its entirety with the following:

Shareholders pay no front-end or deferred sales charges on Class Y shares. Prior to May 25, 2010, UBS Global AM (US), the principal underwriter of the funds, made payments out of its own resources to certain affiliated (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers. These dealers may continue to receive such payments after May 25, 2010 in UBS Global AM (US)'s sole discretion. Only specific types of investors can purchase Class Y shares.

The Section captioned "Managing your fund account" and sub-headed "Class Y shares" on page 119 of the Multi-Class Prospectus is revised by replacing the eighth bullet in its entirety with the following:

•  Shareholders who invest a minimum initial amount of $5 million in a fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimum;

The Section captioned "Reduced sales charges, additional purchase, exchange and redemption information and other services" and sub-headed "Payments by UBS Global AM—Class Y shares" on page 219 of the SAI is revised by replacing the entire section in its entirety with the following:

Payments by UBS Global AM—Class Y shares. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Prior to May 25, 2010, as principal underwriter of the Class Y shares, UBS Global AM (US) made payments out of its own resources to certain dealers who sold Class Y shares of the Family Funds ("Family Funds" include other UBS PACE® Select funds, UBS funds and other funds for which UBS Global AM (US) serves as principal underwriter) to shareholders who bought $10 million or more at any one time. These dealers may continue to receive such payments after May 25, 2010 in UBS Global AM (US)'s sole discretion.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.